U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005

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                           HIENERGY TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                     0 - 32093                91-2022980
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   (State or other                (Commission              (I.R.S.
   jurisdiction                   File Number)             Identification No.)
   of incorporation)


     1601-B ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                             92606
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  (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (949) 757-0855

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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

ITEM 8.01 OTHER EVENTS.

On February 3, 2005 the "Company" issued a press release announcing that it signed a non-binding Memorandum of Understanding ("MOU") to form a joint venture company which will establish and maintain an assembly, testing, sales and service center in Tenerife, Spain. A copy of the press release regarding the joint venture and a copy of the MOU are attached to this filing as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release announcing the signing of a Memorandum of Understanding to form joint venture, dated February 3, 2005

99.2 Memorandum of Understanding between the Company and Mr. Julian Eguizabal Echeverria dated February 1, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIENERGY TECHNOLOGIES, INC.


February 8, 2005                            By: /s/ Bogdan C. Maglich
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(Date)                                      Name:  Bogdan C. Maglich,
         CEO/Chairman, President and Treasurer